                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934



                                 May 25, 2000
             ----------------------------------------------------
               Date of Report (Date of Earliest Event Reported)



                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
          ----------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



         Nevada                        1-14784                   75-2615944
--------------------------------------------------------------------------------
(State of Incorporation)             (Commission                (IRS Employer
                                     File No.)               Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                   75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                   ---------------



                                Not Applicable
       -----------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------

On March 1, 2000, Income Opportunity Realty Investors, Inc. ("IORI") sold the 128 unit La Monte Park Apartments in Houston, Texas, approximately 4.0% of IORI's assets at December 31, 1999, for $5.0 million. IORI received net cash of $1.1 million after the payment of various closing costs. The purchaser assumed the $3.8 million mortgage secured by the property. A gain of $903,000 was recognized on the sale.

On April 10, 2000, IORI purchased in separate transactions Etheredge and Fambrough land, 75.0 acre and 75.1 acre parcels of unimproved land in Collin County, Texas, aggregating approximately 4.2% of IORI's assets at December 31, 1999, for $1.9 million each. IORI paid a total of $689,000 in cash and obtained seller financing of the remaining $1.4 million of each of the purchase prices. The seller financing bears interest at 10.0% per annum, requires quarterly interest only payments, principal paydowns of $125,000 each in October 2000 and January 2001 and matures in April 2001.

On May 25, 2000, IORI sold the 46,685 sq. ft. Olympic Building in Los Angeles, California, approximately 9.3% of IORI's assets at December 31, 1999, for $8.5 million. IORI received net cash of $3.8 million after the payment of various closing costs. A gain of $1.9 million was recognized on the sale.

On May 31, 2000, IORI sold the 89,825 sq. ft. Saratoga Office Building in Saratoga, California, approximately 12.3% of IORI's assets at December 31, 1999, for $25.0 million. IORI received net cash of $17.7 million after the payment of various closing costs. A gain of $13.1 million was recognized on the sale.

On June 19, 2000, IORI sold the 294 unit Renaissance Parc Apartments in Dallas, Texas, approximately 16.9% of IORI's assets at December 31, 1999, for $17.2 million. IORI received net cash of $4.5 million after the payment of various closing costs. The purchaser assumed the $12.3 million mortgage secured by the property.

On June 23, 2000, IORI purchased, in a single transaction, the 60 unit Brighton Court Apartments, the 92 unit Del Mar Villas Apartments, the 68 unit Enclave Apartments, the 57 unit Signature Place Apartments and the 114 unit Sinclair Place Apartments (collectively, the "Frankel Portfolio") in Midland, Texas, aggregating approximately 16.1% of IORI's assets at December 31, 1999, for $14.0 million. The seller of the property was the Frankel Family Trust. The properties were constructed in 1982 and 1983 and have a combined rentable area of 450,000 sq.ft. IORI paid $2.9 million in cash and obtained mortgage financing of $10.9 million. The mortgage bears interest at a variable rate, with an initial rate of 9.13% per annum, requires initial monthly payments of principal and interest of $92,233 and matures in July 2003.

Also on June 23, 2000, IORI purchased Frankel land, a 1.0 acre parcel of unimproved land in Midland County, Texas, approximately .04% of IORI's assets at December 31, 1999, for $41,000. The seller of the property was Frankel Family Trust. IORI paid $43,000 in cash after the payment of various closing costs.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
---------------------------------------------


The purchase and sale of these properties, when aggregated with other property purchases and sales in 2000, have made IORI exceed 10% of its assets at December 31, 1999.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------

(a)    Proforma financial information


Proforma statements of operations are presented for the year ended December 31, 1999 and the three months ended March 31, 2000. The proforma statements of operations present IORI's operations as if the transactions described above had occurred at January 1, of each of the periods presented. A proforma balance sheet as of March 31, 2000 is also presented. The proforma balance sheet presents the Frankel Portfolio and Etheredge, Fambrough and Frankel land purchases, described above, as if they had occurred at January 1, 2000.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                          CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 2000

                                                 Etheredge                                                      Frankel
                                                    and          Olympic       Saratoga       Renaissance      Portfolio
                                                 Fambrough       Office        Office           Parc          (Including
                                    Actual/(1)/    Land /(2)/   Building/(2)/  Building/(2)/  Apartments/(2)/    Land)    Proforma
                                    -----------  ------------  -------------   -------------  --------------- ----------  --------
                                                                            (dollars in thousands)
          Assets
          ------

Real estate held for investment,
 net of accumulated depreciation    $    82,314  $   3,997     $  (6,153)      $  (11,235)    $   (15,424)    $   14,785  $ 68,284
Investments in partnerships.......          105         --            --               --              --             --       105
Cash and cash equivalents.........        1,731       (689)        3,811           17,709           4,536         (2,947)   24,151
Other assets......................        2,980       (400)          (36)            (140)           (164)          (258)    1,982
                                    -----------  ---------     ---------       ----------     -----------     ----------  --------
                                    $    87,130  $   2,908     $  (2,378)      $    6,344     $   (11,052)    $   11,580  $ 94,522
                                    ===========  =========     =========       ==========     ===========     ==========  ========

Liabilities and Shareholders' Equity
------------------------------------

Liabilities
Notes and interest payable........  $    58,809  $   2,814     $  (4,443)      $   (6,968)    $   (12,316)    $   10,853  $ 48,749
Other liabilities.................        3,960         94           215              246              52            727     5,294
                                    -----------  ---------     ---------       ----------     -----------     ----------  --------
                                         62,769      2,908        (4,228)          (6,722)        (12,264)        11,580    54,043

Commitments and contingencies

Shareholders' equity
Common Stock, $.01 par value;
 10,000,000 shares issued and
 outstanding, 1,530,500 shares....           15         --            --               --              --             --        15
Paid-in capital...................       64,882         --            --               --              --             --    64,882
Accumulated distributions in
 excess of accumulated earnings...      (40,536)        --         1,850           13,056           1,212             --   (24,418)
                                    -----------  ---------     ---------       ----------     -----------     ----------  --------
                                         24,361         --         1,850           13,056           1,212             --    40,479
                                    -----------  ---------     ---------       ----------     -----------     ----------  --------
                                    $    87,130  $   2,908     $  (2,378)      $    6,344     $   (11,052)    $   11,580  $ 94,522
                                    ===========  =========     =========       ==========     ===========     ==========  ========

______________________

(1) Excludes La Monte Park Apartments which was sold in March 2000.
(2) Assumes purchase or sale by IORI on January 1, 2000.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2000

                                                  Etheredge                                                 Frankel
                                                     and        Olympic      Saratoga      Renaissance     Portfolio
                                                  Fambrough     Office        Office          Parc        (Including
                                       Actual       Land       Building      Building      Apartments        Land)        Proforma
                                     ----------   ---------   ----------    ----------    ------------    -----------    ----------
                                                                         (dollars in thousands)
Property revenue
 Rents.............................  $    4,115   $      --   $     (300)   $     (642)   $       (670)   $       701    $    3,204

Property expense
 Property operations...............       1,848          --         (100)         (175)           (293)           297         1,577
                                     ----------   ---------   ----------    ----------    ------------    -----------    ----------
  Operating income (loss)..........       2,267          --         (200)         (467)           (377)           404         1,627

Other income
 Interest..........................           7          --           --            --              --             --             7
 Equity in income/(loss) of
  partnerships.....................         (46)         --           --            --              --             --           (46)
 Gain on sale of real estate.......         903          --           --            --              --             --           903
                                     ----------   ---------   ----------    ----------    ------------    -----------    ----------
                                            864          --           --            --              --             --           864

Other expense
 Interest..........................       1,415          70         (106)         (159)           (260)           248         1,208
 Depreciation......................         711          --          (55)          (97)            (79)            69           549
 Advisory fee to affiliate.........         167          --           --            --              --             --           167
 Net income fee to affiliate.......          48          --           --            --              --             --            48
 General and administrative........         198          --           --            --              --             --           198
                                     ----------   ---------   ----------    ----------    ------------    -----------    ----------
                                          2,539          70         (161)         (256)           (339)           317         2,170
                                     ----------   ---------   ----------    ----------    ------------    -----------    ----------

Net income (loss)..................  $      592   $     (70)  $      (39)   $     (211)   $        (38)   $        87    $      321
                                     ==========   =========   ==========    ==========    ============    ===========    ==========

Earnings per share
 Net income........................  $      .39                                                                          $      .39
                                     ==========                                                                          ==========

Weighted average shares of Common
 Stock used in computing
 earnings per share................   1,530,413                                                                           1,530,413
                                     ==========                                                                          ==========


   The accompanying footnotes are an integral part of this Proforma Combined
                            Statement of Operations.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                          NOTES TO PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                       THREE MONTHS ENDED MARCH 31, 2000



1. The Proforma Combined Statement of Operations assumes that each property was purchased or sold by IORI on January 1, 2000. Proforma operating results for property purchases are from January 1 through the respective dates of purchase only. Results subsequent to the dates of purchase are included in the "Actual" column.


2. Statements of operations for the twelve months ended December 31, 1999 were obtained for the Frankel Portfolio. Such statements were used as the basis for estimating their respective operating results for the three months ended March 31, 2000.


3. No interim financial statements were available for the Frankel Portfolio. Therefore, the previous years' actual amounts were used to estimate the interim period January 1 to the respective date of purchase.


4. The proforma interest adjustment is based on the mortgage obtained or assumed for each property at the date of purchase. The proforma depreciation adjustment is based on each property's purchase price depreciated under IORI's established depreciation policies.


5. Operating results for sold properties are their actual operating results from January 1 to their respective date of sale.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                               PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999

                                                Etheredge                                Frankel
                                                  and        Olympic       Saratoga     Renaissance    Portfolio
                                                Fambrough     Office        Office         Parc        (Including
                                      Actual      Land       Building      Building     Apartments        Land)       Proforma
                                    ---------   ---------   ----------    ----------   ------------    ----------    ----------
                                                                           (dollars in thousands)
Property revenue
 Rents............................  $   15,968  $      --   $   (1,157)   $   (2,729)  $     (2,702)   $    2,802    $   12,182

Property expense
 Property operations..............       6,768         --         (493)         (734)        (1,150)        1,186         5,577
                                    ----------  ---------   ----------    ----------   ------------    ----------    ----------
  Operating income (loss).........       9,200         --         (664)       (1,995)        (1,552)        1,616         6,605

Other income
 Interest.........................          29         --           --            (6)            --            --            23
 Equity in income/(loss) of
  partnerships....................         148         --           --            --             --            --           148
 Gain on sale of real estate......       1,525         --           --            --             --            --         1,525
                                    ----------  ---------   ----------    ----------   ------------    ----------    ----------
                                         1,702         --           --            (6)            --            --         1,696

Other expense
 Interest.........................       5,658        280         (395)         (635)        (1,062)          993         4,839
 Depreciation.....................       2,723         --         (219)         (396)          (335)          309         2,082
 Advisory fee to affiliate........         371         --           --            --             --            --           371
 Net income fee to affiliate......          81         --           --            --             --            --            81
 General and administrative.......         747         --           --            --             --            --           747
                                    ----------  ---------   ----------    ----------   ------------    ----------    ----------
                                         9,580        280         (614)         (103)        (1,397)        1,302         8,120
                                    ----------  ---------   ----------    ----------   ------------    ----------    ----------
Net income (loss).................  $    1,322  $    (280)  $      (50)   $     (964)  $       (155)   $      314    $      187
                                    ==========  =========   ==========    ==========   ============    ==========    ==========

Earnings per share
 Net income.......................  $      .87                                                                       $      .87
                                    ==========                                                                       ==========

Weighted average shares of Common
 Stock used in computing
 earnings per share...............   1,527,386                                                                        1,527,386
                                    ==========                                                                       ==========

   The accompanying footnotes are an integral part of this Proforma Combined
                           Statement of Operations.

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.
                          NOTES TO PROFORMA COMBINED
                            STATEMENT OF OPERATIONS
                         YEAR ENDED DECEMBER 31, 1999


1. The Proforma Combined Statement of Operations assumes that each property was purchased or sold by IORI on January 1, 1999.


2. The amounts for the Frankel Portfolio are from their respective audited statement of operations.


3. The proforma interest adjustments is based on the mortgages obtained or assumed for each property at the date of purchase. The proforma depreciation adjustment is based on each property's purchase price depreciated under IORI's established depreciation policies.


4. Operating results for sold properties are their actual operating results for the year ended December 31, 1999.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
------------------------------------------


(b)    Financial statements of property acquired:


Exhibit
Number                                 Description
-------  ---------------------------------------------------------------------

 99.0 Frankel Family Trust Apartments, Audited Statement of Revenue and Direct Operating Expenses for the year ended December 31, 1999, filed herewith.

                                SIGNATURE PAGE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                       INCOME OPPORTUNITY REALTY INVESTORS, INC.



Date:  August 2,  2000                 By: /s/ Karl L. Blaha
     ------------------------             --------------------------------------
                                          Karl L. Blaha
                                          President

                   INCOME OPPORTUNITY REALTY INVESTORS, INC.

                                  EXHIBITS TO
                          CURRENT REPORT ON FORM 8-K

                              Dated May 25, 2000



Exhibit                                                             Page
Number                       Description                           Number
-------   -------------------------------------------------        ------

 99.0     Frankel Family Trust Apartments Audited Statement          12
          of Revenue and Direct Operating Expenses for the year ended December 31, 1999.